Filed Pursuant to Rule 497(a)

Registration No. 333-283503

Rule 482 ad

Great Elm Capital Corp. Announces Public Offering of Unsecured Notes

9/4/2025

PALM BEACH GARDENS, Fla., September 4, 2025 — Great Elm Capital Corp. (the “Company” or “GECC”) (NASDAQ: GECC) announced today the commencement of an underwritten public offering of unsecured notes due 2030 (the “Notes”). The Notes are expected to be listed on The Nasdaq Global Market under the trading symbol “GECCG,” and to trade thereon within 30 days from the original issue date. The interest rate and other terms of the Notes will be determined by negotiations between the Company and the underwriters.

The Company expects to use all or a portion of the net proceeds of this offering to redeem all of its outstanding 8.75% notes due 2028 and the remainder of the proceeds, if any, may be used (i) to redeem or repurchase all or a portion of its outstanding 5.875% notes due 2026; (ii) to repurchase all or a portion of its outstanding 8.50% notes due 2029; (iii) to repurchase all or a portion of its outstanding 8.125% notes due 2029; (iv) to repay all or a portion of any borrowings outstanding under its revolving credit facility or (v) for general corporate purposes, including making investments consistent with its investment objectives.

Lucid Capital Markets, LLC and Piper Sandler & Co. are acting as joint book-running managers for the offering. Clear Street LLC, InspereX LLC and Janney Montgomery Scott LLC are acting as co-managers for the offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A registration statement on Form N-2 (No. 333-283503) relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission (the “SEC”). A preliminary prospectus supplement and accompanying prospectus relating to the Notes offering will be filed with the SEC and will be available on SEC’s website located at www.sec.gov. Copies of the preliminary prospectus supplement and accompanying prospectus may also be obtained, when available, from:

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Lucid Capital Markets, LLC

570 Lexington Ave., 40th Floor

New York, New York 10022

(646) 362-0256

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement and accompanying prospectus contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in this press release and the preliminary prospectus supplement is not complete and may be changed.

About Great Elm Capital Corp.

GECC is an externally managed business development company that seeks to generate current income and capital appreciation by investing in debt and income generating equity securities, including investments in specialty finance businesses and CLOs.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements include statements regarding the proposed Notes offering including the proposed terms and the expected use of proceeds thereof and the expected listing of the Notes. These statements are often, but not always, made through the use of words or phrases such as “expect,” “anticipate,” “should,” “will,” “estimate,” “designed,” “seek,” “continue,” “upside,” “potential” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are: conditions in the credit markets, rising interest rates, inflationary pressure, the price of GECC common stock and the performance of GECC’s portfolio and investment manager. Information concerning these and other factors can be found in GECC’s Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission. GECC assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this communication or to conform prior statements to actual results or revised expectations except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Media & Investor Contact:

Investor Relations

investorrelations@greatelmcap.com

Source: Great Elm Capital Corp.

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